SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
April 12, 2007
Date of report (Date of earliest event reported)
PIPER JAFFRAY COMPANIES
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

800 Nicollet Mall, Suite 800
Minneapolis, Minnesota		55402

(Address of Principal Executive Offices)		(Zip Code)
(612) 303-6000
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Agreement and Purchase of Sale
Press Release
Presentation to Analysts and Investors

Item 1.01. Entry into a Material Definitive Agreement
     On April 12, 2007, Piper Jaffray Companies (the “Company”), Piper Jaffray Newco Inc., a wholly owned subsidiary of the Company (the “Purchaser”), WG CAR, LLC, Charles D. Walbrandt, Joseph E. Gallagher, Jr., Wiley D. Angell, James J. Cunnane, Jr. and Mohammed Riad entered into an Agreement of Purchase and Sale (the “Agreement”), pursuant to which the Purchaser agreed to purchase all of the issued and outstanding membership interests in Fiduciary Asset Management, LLC, a Missouri limited liability company (“FAMCO”). FAMCO is an investment management firm based in St. Louis, Missouri. The purchase price under the Agreement is $66.4 million in cash at the time of close, subject to adjustment based on the working capital and revenue run-rate of FAMCO as of closing, and future cash consideration contingent on the performance of FAMCO in each of the 2008, 2009 and 2010 calendar years.
     The Company currently expects the transaction covered by the Agreement to close in the third quarter of 2007, subject to certain regulatory approvals and customary closing conditions, including the receipt of third-party consents.
     The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.
Item 7.01 Regulation FD Disclosure
     On April 12, 2007, the Company issued a press release announcing the execution of the Agreement. This press release is furnished as Exhibit 99.1 hereto. Furnished as Exhibit 99.2 hereto is a copy of a publicly available presentation to be made on April 13, 2007 by the Company’s management to analysts and investors. The information contained in Exhibit 99.1 and Exhibit 99.2 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
2.1	Agreement of Purchase and Sale dated April 12, 2007 among Piper Jaffray Companies, Piper Jaffray Newco Inc., WG CAR, LLC, Charles D. Walbrandt, Joseph E. Gallagher, Jr., Wiley D. Angell, James J. Cunnane, Jr. and Mohammed Riad (excluding schedules and exhibits, which Piper Jaffray Companies agrees to furnish to the Securities and Exchange Commission upon request)

99.1	Press Release dated April 13, 2007

99.2	Presentation to Analysts and Investors to be made on April 13, 2007

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES
Date: April 13, 2007	/s/ Thomas P. Schnettler
Thomas P. Schnettler
Vice Chairman and Chief Financial Officer

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EXHIBIT INDEX

No.	Description	Manner of Filing

2.1	Agreement of Purchase and Sale dated April 12, 2007 among Piper Jaffray Companies, Piper Jaffray Newco Inc., WG CAR, LLC, Charles D. Walbrandt, Joseph E. Gallagher, Jr., Wiley D. Angell, James J. Cunnane, Jr. and Mohammed Riad	Filed Electronically

99.1	Press Release dated April 13, 2007	Filed Electronically

99.2	Materials Relating to Presentation to Analysts and Investors on April 13, 2007	Filed Electronically

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